Public Lenders’ Presentation December 6th, 2006 The Power of People and Ideas

Agenda Transaction Overview Metaldyne Overview Industry & Strategy Overview Asahi Tec Overview Historical Financial Review Facilities Overview Public Q & A Public Appendix

Special Notice SPECIAL NOTICE REGARDING MATERIAL NON-PUBLIC INFORMATION THIS DOCUMENT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. BY ACCEPTING THIS DOCUMENT, THE RECIPIENT AGREES TO USE AND MAINTAIN ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

Safe Harbor Statement This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

The Power of People and Ideas Transaction Background / Overview

Transaction Overview On November 28, 2006, Metaldyne Corporation ("Metaldyne" or "the Company") agreed to be acquired by Asahi Tec Corporation ("Asahi Tec") for approximately $1.13bn, including Metaldyne's debt (excluding consent fees for the existing bonds as well as fees and expenses) Metaldyne is a leading U.S. automotive OEM supplier of engineered metal products, primarily for powertrain and chassis applications, with LTM 10/1/06 revenue of $1,870mm and Bank EBITDA of $192mm(1) Metaldyne is owned by Heartland Industrial Partners (50%), CSFB Private Equity Funds (25%) and other shareholders (25%) Asahi Tec Corp is a leading Japanese automotive OEM supplier, manufacturing aluminum and ductile iron parts with expected LTM 9/30/06 revenue of $641mm and FY EBITDA of $50mm(2) Asahi Tec is publicly traded on the Tokyo Stock Exchange, and currently controlled by RHJ International (“RHJI”) Equity market capitalization of $278mm and Enterprise Value of $426mm The financing of the deal will be structured such that Asahi Tec and Metaldyne will not guarantee each other’s debt and will not be subject to restrictions on each other’s debt; Metaldyne will be much like an “unrestricted subsidiary” of Asahi Tec Metaldyne will continue to operate independently and will keep its name Timothy Leuliette will continue to oversee operations as Chairman and CEO of Metaldyne and Co-Chairman / Co-CEO of Asahi Tec Pro forma for the transaction, Metaldyne’s total leverage will decrease from 5.1x to 4.6x and interest coverage will increase from 1.8x to 2.2x Total new cash equity will be $200mm The existing bank debt at Metaldyne will be refinanced with a $150mm ABL R/C, a $420mm Term Loan B, a $25mm Delayed Draw Term Loan and a $60mm Institutional Letters of Credit Facility The existing bond holders will remain in place and consent to the transaction Both companies will be better positioned in a market that continues to globalize, through expanded presence and higher value-added solutions for its customers Note: Assumed FX rate: 1 JPY = 0.00846 USD The Bank EBITDA definition is as per Metaldyne’s Credit Agreement (please see Appendix for reconciliation of EBITDA to Bank EBITDA) LTM 9/30/06 includes Techno-Metal (TMK) revenue of $143.2 and EBITDA of $8.3 for half-year starting April 2006. Asahi Tec acquired Techno-Metal (TMK) on February 28th 2006 and consolidated TMK from April 1, 2006.

Sponsor Overview RHJ International is a diversified holding company focused on creating value for its shareholders by acquiring and operating interests in business in attractive industries in Japan and elsewhere RHJ International was incorporated in June 2004 and listed in March 2005 on the Euronext Brussels Exchange (Ticker: RHJI) Major holdings contributed by RHJ Fund (Ripplewood-related) and related entity in exchange for shares at the time of public listing (March 2005) 1996 1999 2002 2005 2004 2001 2003 2006 Ripplewood Fund I Tokyo Office RHJ Funds Ripplewood Fund II

Transaction Background

Asahi Tec:

- Leading Japanese OEM
- Publicly traded on the Tokyo Stock Exchange
  - Market Equity of $278mm[1]
  - Enterprise Value of $426mm
  - Multiple of EBITDA of 6.5x[2]
- Primary Products include:
  - Ductile Castings
  - Aluminum components and wheels
  - Electric power equipment and environmental systems
- Primary OEM Customers are:
  - Mitsubishi Fuso, Mitsubishi Motors and Honda
- Primary Markets are:
  - Passenger car / light truck industry, medium/heavy truck industry, motorcycle industry, and construction industry
- Ownership is:
  - 68% RHJ International ("RHJI")
  - 32% Public Shareholders

Metaldyne:

- Leading U.S. OEM
- Privately held company
- Primary Products include:
  - Powertrain
  - Chassis
- Primary OEM Customers are:
  - DaimlerChrysler, Ford and GM
  - Significant growing Asian business (e,g. Hyundai)
- Primary Markets are:
  - Global light vehicle market
- Ownership is:
  - 97% owned by three principals
    - 50% Heartland Industrial Partners
    - 25% CSFB Private Equity Funds
    - 25% Other Shareholders
  - 3% owned by Masco and DaimlerChrysler

Note: Assumed FX rate: 1 JPY = 0.00846 USD
(1) Based on share price as of 12/5/06
(2) Based on projected EBITDA for fiscal year ending March 2007, including full year EBITDA of Techno-Metal, acquired by Asahi Tec in March 2006

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Approximately $2.7 billion in combined annual revenues 10,000 employees 39 manufacturing facilities in 15 countries One of the largest, most balanced, focused powertrain & chassis suppliers in the world 2006 approximate expected proforma revenue breakdown: 35% of revenue from Asian manufacturers 50% of revenue from North American manufacturers 15% of revenue from European manufacturers Existing order backlog for Metaldyne should generate further revenue growth for the combined company before any impact of acquisition synergies Note: (1) Simple combined basisThe New Asahi Tec: The Acquisition of Metaldyne

Expanded Product Offering Sintered metal Powertrain products Chassis products Aluminum Casting Forging Automotive engine parts Parts for construction machinery and commercial vehicles Chassis parts Techno-Metal Higher modularity and optimal customization Highly-engineered, more value-added components and modules Strengthen product portfolio of casting and forging technology Asahi Tec Metaldyne Asahi Tec will transform into a global automotive supplier that can provide highly-engineered, value-added components and modules (“higher modularity”) augmented by design and manufacturing capabilities to provide optimal solutions for each OEM’s needs (“optimal customization”)

Extended Geographic Reach Asahi Tec China 2 Japan 12 Thailand 3 Metaldyne Brazil 1 Canada 1 China 1 Czech Rep. 1 UK 1 France 1 Germany 3 India 1 Italy 1 Japan 1 Mexico 2 South Korea 1 Spain 2 USA 27 Techno-Metal Japan 2

Diversified Customer Base The Metaldyne and Techno-Metal acquisitions have contributed to significantly diversifying Asahi Tec’s OEM base Asahi Tec & Techno-Metal Metaldyne

Transaction Rationale Immediate investment of new equity reduces the risk profile at the time of automotive sector uncertainty Creates meaningful net debt de-leveraging Asahi Tec’s access to public equity market may provide additional opportunities for further equity capital contributions As a subsidiary of Asahi Tec, Metaldyne will have Improved capital structure Increased access to Asian OEM customers Enhanced linkages with engineering and technical expertise in Asia Greater potential for lower cost sourcing Access to Metaldyne's value-added engineering, design and manufacturing capabilities, such as high-tolerance machining Stronger product portfolio with Metaldyne's powder metal and vibration control products Expanded global reach with presence in North America, Europe, China, and Korea and growing business in India and Brazil Better positioned to respond flexibly to customer needs for higher value-added products globally, and for product modularization locally Joint purchasing Access to strong Metaldyne management Benefits to Metaldyne: Rationale for Asahi Tec:

32% 22% 21% 19% 5% 16.915.820052012NAFTA Europe Japan/Korea 0.8% p.a. Asia x% = Estimated worldwide market share of vehicle production 2012 3.62.5200520125.6% p.a. 23.320.0200520122.7% p.a. 9.14.72005201210.8% p.a. 14.813.0200520121.5% p.a. South America Worldwide Vehicle Demand Growth Vehicle PC/LT production 2005-2012 (m units) Estimated global CAGR of 3.5% from 2005 to 2012; industry remains one of the largest growth markets in the world Source: Q4 2006 CSM Forecasts

USD bn. Value Add Supplier vs. OEMs (worldwide, automobile development & production, light vehicles) 774 1,084 Suppliers (incl. service providers)OEMs 57 Vehicle production (in millions)76 Average annual growth of 2.6% for overall value add (2002-2015) OEM value add will drop by 0.9% p.a. on average Suppliers (incl. service providers) will grow by 4.1% p.a. on average Number of vehicles produced will grow by 2.2% p.a. on average Traditional markets: 1.5% p.a. on average Growth markets: 4.5% p.a. on average Value add contains value chain activities completed by OEMs, suppliers and service providers collectively including the chassis, powertrain, engine, body, exterior, interior and electrical areas Chassis Powertrain 2002 OEMs Suppliers OEMs Suppliers 2015 Source: Roland Berger Value Add Supplier vs. OEMs Overall Value Add for Suppliers Will Increase Globally 274(35%)244(23%)500(65%)840(77%)2002201523%77%37%63%20%80%15%85%

Strategic & Tactical Fit

Metaldyne Business Priorities

- Deleverage balance sheet
- Gain greater access to Asian OEM's
- Business model has achieved significant customer support, need to expand
- Access to Thailand market and cost base
- Technology edge for chassis products

Asahi Tec offers:

- Equity infusion via RHJI and Mitsui
- In-place infrastructure, relationships and Japanese supplier "status" can expand existing model
- Greater financial and customer resources
- In-place infrastructure
- Development of advanced new ductile materials

Asahi Tec Business Priorities

- Complete integration of Techno-Metals
- Improve Aluminum Wheels profitability
- Grow Asian OEM PC/LT business
- Accelerate relocation to Thailand/China
- Move to value-added products
- Leverage ductile iron technology
- Expand globally

Metaldyne offers:

- Successful integration of 5 acquisitions including DCX New Castle
- Metaldyne University, a training forum to share best practices across global operations
- 17% of sales by 2009 with significant further growth
- Significant sourcing opportunities
- Extensive product portfolio with established Japanese OEM interest
- Purchases over 80,000 tons annually
- Established North American/European infrastructure

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Operating Unit Synergy & Rationalization



metaldyne
ASAHI TEC
Focus 1
Powertrain Products
Sintered Products
Vibration Control
Powertrain
NC-M Operations
Chassis Products
Chassis Europe
Chassis
Ductile
JAPAN Facility
Thailand Facility
Techno-Metal
Aluminum GD & HPD
JAPAN Facility
Thailand Facility
Aluminum Wheel
Other Business
Forged
Focus 2 & 3
NA / Europe OEM Access
Japanese OEM Access

Focus 1: Metaldyne sources Asahi Tec facilities

- Sourcing of ductile/gray iron and aluminum low and high pressure castings

Focus 2: Metaldyne products gains further access to Japanese OEM's

- Enhanced relationship for powertrain and chassis product programs at Honda, Toyota and Nissan
- Access to Asahi Tec's other Japanese customers

Focus 3: Asahi Tec products gain access to North America/Europe OEM's

- Access to non-Japanese OEM's including DaimlerChrysler, the largest manufacturer of MD/HD trucks in the world

Focus 4: Combined company SG&A savings

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The Power of People and Ideas Metaldyne Overview

Group Overview 2004 Sales (Actual): $826 2005 Sales (Q2 YTD): $505 Q2 2005 YTD up 24% versus 2004 2004 Sales (Actual): $832 2005 Sales (Q2 YTD): $464 Q2 2005 YTD up 10% versus 2004 Change Picture Steering & Rear Knuckles Upper & Lower Control Arms Mini-Corner Assemblies Wheel Spindles Wheel Hubs Connecting Rods & Bearing Caps Front Engine Modular Assemblies Balance Shaft Modules Exhaust Manifolds Crankshaft Dampers & Isolation Pulleys PowertrainChassis The largest independent supplier of powertrain and chassis components, systems and modules to the global automotive industry 1 Includes Bank EBITDA Adjustments referenced in slide 64 Q3 2006 LTM Sales: $1,870 Q3 2006 LTM Bank EBITDA: $1921 Q3 2006 LTM EBITDA Margin: 10.3% 49% LTM 2006 Sales 60% LTM 2006 EBITDA 51% LTM 2006 Sales 40% LTM 2006 EBITDA

Product Evolution Forged Shafts Balance Shaft Component Balance Shaft Module Powder Metal Connecting Rod Clutch Module Connecting Rod Assemblies

Metaldyne Sales Growing with both U.S. and Asian Manufacturers

Asian business to grow at 20% CAGR



2006-2010
CAGR
Asian
Other
DCX
Ford
GM
20%
3%
-2%
2%
1%
2006
2010
Total 3%

- Metaldyne expects strong sales growth to foreign OEMs with production in NAFTA – 20% CAGR from 2006-2010

Metaldyne has far outpaced N.A. production of Ford & GM



CAGR
2001-2005
200
180
160
140
120
100
80
60
40
20
0
2001
2002
2003
2004
2005
16.5%
8.9%
(2.9%)
Ford/GM Production
Metaldyne Sales w/Divestitures/Acquisitions
Metaldyne Sales w/o Divestitures/Acquisitions

- Metaldyne has increased sales over last five years despite overall production declines from the two market share leaders
- Ford and GM continue to outsource significant programs to Metaldyne; value added content continues to offset GM/Ford production declines

Source: Metaldyne 2006-2009 Forecast, Roland Berger

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Metaldyne Customer Base

Metaldyne NA – 2007 Top 10 Platforms

OEM/Platform/Vehicle	% of Metaldyne N.A. Sales
DCC LX/LY	11%
300/300C	
Charger	
Magnum	
DCC RS/RT	7%
Caravan	
Town & Country	
Pacifica	
Voyager	
Ford P356/P221	6%
F-Series	
Mark LT	
DCC WJ/WK	5%
Grand Cherokee	
Commander	
DCC KJ/KK	4%
Liberty	
Nitro	
Cherokee	

OEM/Platform/Vehicle	% of Metaldyne N.A. Sales
DCC DR-DE	3%
Ram Pickup	
Ford U204	4%
Escape	
Tribute	
Mariner	
Ford CD 1-3	3%
Edge	
Fusion	
MKX	
Zephyr	
Milan	
DCC C/D	8%
Caliber	
Patriot	
Sebring Sedan/Convertible	
Compass	
Avenger	
GM MS2000	2%
Impala	
Grand Prix	
LaCrosse/Allure	
Monte Carlo, Regal	

North America represents approximately 72% of Metaldyne 2007 Sales

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Metaldyne Europe – 2007 Top 10 Platforms

OEM/Platform/Vehicle	% of Metaldyne Europe Sales
Ford V184/V185	3%
Transit	
Renault/Nissan C..............................	3%
Megane	
Scenic	
Ford CD-EU	8%
Galaxy	
Volvo S80	
Freelander	
S-Max	
Renault/Nissan B..............................	2%
Clio	
Modus	
Micra	
Logan	
Ford C1	2%
Focus	
Focus C-MAX	
Transit Connect	
Volvo V50/S40/C30	

OEM/Platform/Vehicle	% of Metaldyne Europe Sales
PSA PF1...	2%
207	
C2, C3	
1007	
Ford B2..	1%
Fiesta	
Fusion	
Mazda 2	
Ecosport	
PSA PF2...	1%
307	
C4	
Ford T5 LR.....................................	1%
Ford Rover Discovery	
Range Rover Sport	
PSA Visa/M49/M59.........................	1%
Berlings	
Partner	

Europe represents approximately 22% of Metaldyne 2007 Sales

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YTD 2006 Highlights Market Performance $176.4 Million YTD 2006 in new business awards Awarded Con Rods for Asian OEM Awarded Knuckle Modules for European OEM Other Key InitiativesTom Chambers named President and COO Chambers will oversee day-to-day operations of Metaldyne’s global facilities He will continue to head the Powertrain Group on an interim basis Selected action items for NA “Big 3” production shutdowns Temporary and permanent layoff of hourly workers Salary headcount reductions at corporate and operations Elimination of shifts (3 to 2; 2 to 1) for balance of year (away from assembly plant pattern) Spending restriction to daily/weekly requirements Temporary leave approach for appropriate salaried employees Eliminate overtime for hourly indirects Commercial hard line on all customer/supplier issues Hiring freeze/travel restrictions/discretionary spending elimination

The Power of People and Ideas Industry & Strategy Overview

Existing Facility in 2001 New Since 2001 AMERICAS Canada Mexico Brazil EUROPE United Kingdom France Germany Czechia Italy Spain ASIA Japan Korea China India Sales and /or R&D Engine Products PM & Con Rod Vibration Control Hydraulic Controls Chassis Products United States Driveline Products Global Footprint Expansion

Technology Leadership Control Arms Exhaust Manifold Assemblies Balance Shaft Modules Ball Joints Clutch Modules Connecting Rods Valve Bodies Mini Corner Assemblies Damper / Isolation Pulleys Differential Case Assemblies

Competitor Landscape



Connecting Rods

Competitors:
GKN
Stackpole
Sinterstahl
Mahle



Balance Shaft Modules

Competitors:
Hitachi-Unisin
Mitel
Magna
Aisin Seiki



Damper / Isolation Pulleys

Competitors:
F-Nok
Palysis
EaglePicher
Hasses Verde



Valve Bodies

Competitors:
Trace
Honsel
Aisin
Linamar



Differential Case Assemblies

Competitors:
American Axle
Dana
Linamar
GNDO



Clutch Modules

Competitors:
Linamar
Magna-Steyr
BorgWarner



Mini Corner Assemblies

Competitors:
TRW
Hayes Lemmerz
Linamar
Uniboring

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metaldyne

Metaldyne, along with other auto suppliers such as Borg Warner, Johnson Controls, Bosch, etc. had market and economic success while others have suffered Differentiation has been required to succeed. Specifically, Metaldyne has focused on the following: Prioritized program initiatives to DaimlerChrysler in North America by facilitating DaimlerChrysler’s ongoing restructuring efforts (e.g. Acquisition of New Castle) Superior process engineering and optimization (e.g. Powdered metal products) Continued to expand Asian R&D and manufacturing footprint Continued to grow new and existing Asian business Metaldyne’s Response to Competitive Landscape

New Castle EBITDA Metaldyne DCX Background In December 2003, Metaldyne acquired DCX’s New Castle, IN chassis facility Prior to the acquisition, New Castle had negative $28mm in EBITDA In the first year after acquisition and integration into the “Metaldyne Operating System”, New Castle achieved over $50mm in EBITDA Today Metaldyne is the 2nd largest supplier of knuckle and corner assemblies in North America and is expanding in Europe Key Drivers of Success Rapid implementation of the “Metaldyne Operating System” changed the culture and operations of the facility Strong working relationships with organized labor enabled introduction of comprehensive new wage and benefit program enabling 64% reduction in total labor expense Financial system visibility in common format clearly showing profitability drivers ($ in millions)Differentiator: Prioritize DCX in North America -30-20-100102030405060702002200320042005

Background Major producer of forged connecting rods for 20 years Forged connecting rods displacing older and more costly technologies Metaldyne has benefited from this trend as revenues and EBITDA have averaged growth of 9% and 12%, respectively, over the last four years Today, Metaldyne has the #1 market share in the world in powder metal connecting rods In 2003, Metaldyne built a new facility in Ramos Arizpe to become the first (and only) fully integrated machining source for completed PM connecting rod assemblies in the world Keys Drivers of Success Relentless process engineering and optimization. Have improved cycle time on forging press from under 8k rods per day to nearly 18k per day. Implemented and continue to optimize consistent process Outstanding quality, reporting a 0% defect rate in 2004 and very efficient process of forming finished dimensions resulting in less than 1% material loss in machining Differentiator: Superior Process Engineering Sintered Products EBITDA As a % of 2001 EBITDA. ’01-’05 CAGR = 12%

Differentiator: Japanese OEM Business Growth



Honda, Nissan/Renault, Toyota Revenue
•As a % of 2001 Sales
460
400
340
280
220
160
100
2003
2006
2009

Background

- Metaldyne was recently offered to take over the production of approximately 11 million connecting rods from a Japanese OEM
- As a result, Metaldyne's business will quadruple for that customer by 2012

- Current and launching programs include: balance shaft modules, chassis components, various engine components, driveline components and transmission valve bodies are under negotiations

Chery Opportunity

- Metaldyne presented its technology offerings to Chery engineers in China this past June
- Interested in similar products as Hyundai

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metaldyne

Background In 2004, Metaldyne launched a new facility in Korea to support Hyundai’s global engine requirements In 2006, Hyundai revenue reached $54mm, and in 2010 Hyundai will become Metaldyne’s 4th largest customer in the world with over $140mm in annual revenue And with recently announced new engine programs, sales to Hyundai could exceed $200mm annually early in the next decade Metaldyne was named Hyundai supplier of the year in 2005 Keys Drivers of Success Technology differentiation played key role in Hyundai’s attraction to Metaldyne, especially around its total systems approach to improving an engine’s Noise Vibration and Harshness characteristics Hosted “tech day” for over 1,200 Hyundai employees in Korea discussing Metaldyne technology and opportunities to work together. 616 attendees identified interest across Metaldyne’s range of product and technology offerings Excellent relationships with engineering community at Hyundai Forged successful relationships with local government for tax and investment incentives Hyundai Revenue Differentiator: New Asian Business Growth ($ in millions)020406080100120140160200020062010

Role of Asia in Vehicle Development 202119210012110012820334022791005101520253035401997200120052011Millions63% Growth Source: 2005 © CSM Worldwide Asia Europe Europe/Asia N.America N.America/Europe Asian primary development expected to account for all or part of 50% of global output by 2011

Growing Transplant OEM Revenues

The transplant OEMs are expected to have high volume replacement rates, which presents an opportunity for Metaldyne



# of new models launched from '06-'09
16
13
21
13
25
37
33
Replacement rate
141%
93%
90%
67%
68%
64%
59%
Hyundai
Honda
Toyota
Nissan
DaimlerChrysler
GM
Ford
Transplants
Big 3

Key Takeaways

- Transplant's higher replacement rates present an opportunity for Metaldyne to bid on new business
- 66% of Metaldyne's business is with Big 3 in 2006, shrinking to 57% in 2010(1)

Source: Merrill Lynch, Metaldyne, Roland Berger
(1) Metaldyne sales forecasts to end customer (Includes sales directly to OEM's and sales that flow through other Tier I suppliers)

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2006 Customer Mix – Shows Significant Asian Growth 7% Asian OEMs 14% Asian OEMs 2010 Ford20%General Motors9%Other30%DCX27%Honda1%Toyota3%Hyundai7%Renault / Nissan2%DCX34%Ford20%General Motors10%Other28%Toyota2%Honda1%Renault / Nissan2%Hyundai3%

The Power of People and Ideas Asahi Tec Overview

Asahi Tec Overview Founded in 1928, and is currently listed on the Tokyo Stock Exchange Leading supplier of casting and forging products for the : Medium/heavy truck industry Passenger car/light truck industry Construction industry Motorcycle industry Equity market cap of $278mm and enterprise value of $426mm as of Dec 5th, 2006 For LTM 9/30/06, revenue and EBITDA of $640.5mm and $50.2mm respectively Revenue breakdown by region LTM 9/30/06 Revenue=JPY 75.6bn ($640.5mm) Revenue Summary Source: Asahi Tec Note: Assumed FX rate: 1 JPY = 0.00846 USD (1) LTM only including 6-months of financials for Techno-Metal, which was acquired on Feb 28, 2006 but consolidated from April 1, 2006 (revenues $143.2 million and EBITDA of $8.3 million for 1H) Thailand19 %Japan81%($ in millions)FYE 3/31/04FYE 3/31/05FYE 3/31/06LTM 9/30/06Revenue$447.6$488.0$491.2$640.5EBITDA$14.7$31.1$42.7$50.2

Segment Overview Ductile Components Cast components of high strength and light weight Mainly for passenger car, trucks and construction machines as well as molding machines and processing facilities for large-size components Steadily expansion of business with four manufacturing factories (i) Toyokawa plant, (ii) ATM, (iii) Nihonmatsu plant and (iv) Kitamoto plant Aluminum Major automobile components, such as Intake Manifolds, Steering Members, and Seatback Frames Known as the leader of large-size magnesium die-cast components who proactively developing new products An OEM supplier to most of the Japanese automobile and motorcycle manufacturers Four manufacturing factories (i) Kikugawa Minami plant, (ii) Yokoji plant, (iii) ATA Bangbour factory and (iv) ATA Bangpakong factory Electric Power Equipment and Environmental Systems Designs and produces more than 80,000 units of hardware fittings for transmission lines, distribution lines, and substation facilities Asahi Tec’s unique technologies and accumulated expertise are utilized in design, validation, and management for efficient and stable supply of electric power

Segment Overview

Revenue breakdown



Engineering Business 10 %
Casting & Forging Business 90 %

LTM 9/30/06 Revenue=JPY 75.6bn ($640.5mm)

EBIT breakdown



Engineering Business 18 %
Casting & Forging Busines 82 %

LTM 9/30/06 EBIT =JPY 2.2bn ($18.8mm)

Source : Asahi Tec
FX rate: 1 JPY = 0.00846 USD

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Customer Mix Total Revenue by Customer LTM 9/30/06 Revenue=JPY 75.6bn ($640.5mm) Source: Asahi Tec FX rate: 1 JPY = 0.00846 USD (1) ATC acquired TMK on Feb.28 2006 and consolidated its revenue from Apr.1 2006 SUZUKI10 %MMC7 %MHI 6 %MFTBC30 %Others34%HONDA4 %MMth5 %SCM 4%

The Power of People and Ideas Historical Financial Review

Summary of Metaldyne Performance

Continuing Operations (excludes NA Forging)


REVENUE
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,177
$1,695
$1,887
$1,902
$1,902
$1,870
2003
2004
2005
Q1 06 LTM
Q2 06 LTM
Q3 06 LTM


Adjusted EBITDA (as rpt) / Bank EBITDA1
$250
$200
$150
$100
$50
$0
$93
$158
$146
$217
$161
$215
$157
$204
$154
$202
$144
$192 2
2003 1
2004 1
2005 1
Q1 06 LTM
Q2 06 LTM
Q3 06 LTM


CAPEX
$200
$150
$100
$50
$0
$116
$140
$112
$115
$105
$95
2003
2004
2005
Q1 06 LTM
Q2 06 LTM
Q3 06 LTM

Discussion Points

- On March 10th, 2006, the Company completed the divestiture of its Forging Operations which contributed $20.5 million of EBITDA
- Revenue growth despite Big Three market share losses and troubled economic environment
- Growing EBITDA over last four years despite economic challenges and heavy leasing to finance large book of business growth
- CAPEX stabilizing after above normal expenditures to change business model
- Business model maturing – 2006 expected to provide solid EBITDA growth and CAPEX reduction

(1) Bank EBITDA for 2005 and prior periods include N.A. Forging
(2) Includes Bank EBITDA Adjustments referenced in slide 64

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Big Three Production (Vehicles in Thousands) 12.4% Decrease Big Three Production: Q3 2006 versus Q3 2005 Note: Currency impact of $4.0M, or 0.9% Metaldyne Sales 1,115 734 674 2,523 2,209 1,027 648 534 -7.9% -11.7% -20.8% -12.4% -7.0% $442.8 $411.8 Q3 2005Q3 2006Q3 2005Q3 2006

Q3 2006 Performance

($ in thousands)

Sales	Three Months Ended Q3 2006	Three Months Ended Q3 2005	Three Months Ended % Variance	Nine Months Ended Q3 2006	Nine Months Ended Q3 2005	Nine Months Ended % Variance
Chassis Group	$203,919	$234,465	-13.0%	$725,138	$766,057	-5.3%
Powertrain Group	207,888	208,372	(0.2%)	696,541	672,757	3.5%
Total Sales	411,807	442,837	-7.0%	1,421,679	1,438,814	-1.2%
Segment EBITDA - As Reported						
Chassis Group	$12,300	$18,924	-35.0%	$60,974	$65,567	-7.0%
Powertrain Group	20,349	24,197	-15.9%	82,754	92,712	-10.7%
Total Segment Adjusted EBITDA	32,649	43,121	-24.3%	143,728	158,279	-9.2%
Less: Corporate Expenses	(5,004)	(4,939)	1.3%	(14,146)	(10,964)	29.0%
Total Company Adjusted EBITDA From Continuing Operations [1]	27,645	38,182	-27.6%	129,582	147,315	-12.0%
% Margin	6.7%	8.6%	-1.9%	9.1%	10.2%	-1.1%
Bank EBITDA Adjustments						
Fixed Asset losses	462	1,128	-59.0%	8,290	1,460	467.8%
Foreign currency (Gain)/Loss	502	(69)	-827.5%	2,127	(420)	-606.4%
Asahi Tec transaction expenses	1,645	-	0.0%	3,311	-	0.0%
Heartland Monitoring Fee	1,000	1,000	0.0%	3,000	3,000	0.0%
Annual benefit from operating leases repurchased	-	-	0.0%	2,400	-	0.0%
Severance (allowed add-back in Q1 2006 per the credit agreement)	-	200	-100.0%	100	1,760	-94.3%
Equipment Transfer costs (allowed add-back in Q1 2006 per the Credit Agreement)	-	396	-100.0%	400	1,814	-77.9%
Total Company Bank EBITDA From Continuing Operations	31,254	40,837	-23.5%	149,210	154,929	-3.7%
Memo:						
Restructuring charges (other than the severance noted above)	368	-	0.0%	670	-	0.0%
FAS 106/87 curtailment (Gain)/Loss	-	(2,434)	-100.0%	165	(7,091)	-102.3%

(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of equipment and non-cash restricted stock award expense.

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Q4 2006 Preliminary Outlook ($ in millions) Notes Both 2005 and 2006 include $4 million of monitoring fees that will no longer exist going forward 2005 results include $20.3mm in fixed asset losses slightly offset by a $2.8mm non-cash gain from FAS 106 curtailment2006 estimates do not include transaction related expenses or fixed asset losses 2006 Guidance2005 ActualSales from Continuing Operations415 - 430$448Operating Profit from Continuing Operations(10) - (2)(17)Adjusted EBITDA from Continuing Operations28 - 3514Fourth Quarter

The Power of People and Ideas Facilities Overview

Sources and Uses

Sources

Sources ($ in millions)	
ABL Revolving Credit Facility[1]	$15.8
Term Loan B	420.0
Existing Notes	431.7
Other Existing Debt	7.3
Rollover Equity from Heartland/Mgmt	98.0
New Asahi Tec Common Equity	80.0
RHJI / Co-Investor Cash Equity	200.0
Total Sources	**$1,252.8**

Uses

Uses ($ in millions)	
Purchase of Common Stock	$63.3
Purchase of Series B Preferred	16.7
Rollover of Existing Notes	431.7
Rollover of Other Existing Debt	7.3
Refinancing of ABS Facilities	37.7
Refinancing of Indebtedness[2]	491.8
Refinancing of Preferred (PIK)	98.0
Metaldyne Equity Paid in Cash	3.4
Consent Fees	47.9
Fees and Expenses	55.0
Total Uses	**$1,252.8**

Note: Financials based on Q3 2006 balance sheet and includes a $60 million Institutional Letters of Credit Facility

(1) ABL Revolving Credit Facility size of $150 million

(2) Includes $97.7mm of borrowings under the existing Revolving Credit Facility, the existing $374.7mm existing Term Loan and the existing $19.4mm PMSI Facility

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10-01-06 Metaldyne Capitalization Pro Forma Capitalization Note: LTM 10/1/2006 LTM Pro forma Bank EBITDA of $192mm adds back $3.3 million of transaction fees related to the Asahi Tec Transaction Balance sheet as of October 1st, 2006($ in millions)AmountxEBITDAAmountxEBITDARevolving Credit Facilities97.715.8Term Loans374.7420.0IRBs / Other Foreign Debt and Capital Leases 27.07.6Credit Facilities and Other Debt499.42.6x443.42.3x10.0% Notes due 2013150.0150.0DCC Seller Sub Note31.731.711% Notes due 2012250.0250.0Total Debt931.14.9x875.14.6xSeries A Preferred77.9-Series B Preferred32.4-DCC Seller Preferred84.4-Common Equity150.4352.6Total Equity345.2352.6Total Capitalization1,276.31,227.7Memo: A/R Securitization.37.7-Total Debt + A/R Securitization968.8$ 5.1x875.1$ 4.6xKey Financial Ratios:LTM Bank EBITDA188.6$ 191.9$ ExistingPro forma

Bondholder Consent Overview A consent fee of 12.75 points will be paid to the holders of Metaldyne’s existing 11% notes and existing 10% DCX Seller notes and 8.00 points for the holders of the Company’s existing 10% notes due 2013 The noteholders will receive a second lien on the stock of a new intermediate holding company to be placed between Metaldyne Company LLC (the borrower) and Metaldyne Corporation (issuer of the notes), with the 1st lien going to the Term Loan B and ILCF investors A 3rd lien on Term Loan B and ILCF collateral and 3rd lien on ABL R/C collateral will be added to the existing 10% notes due 2013 A 4th lien on Term Loan B and ILCF collateral and 4th lien on ABL R/C collateral will be added to the existing 11% notes due 2012 and the existing 10% DCX Seller notes The ABL R/C collateral includes: 1st lien on A/R and Inventory 2nd lien on PP&E and stock of subsidiaries The Term Loan B and ILCF collateral includes: 1st lien PP&E 1st lien on stock of subsidiaries 2nd lien on A/R and inventory 50% of the proceeds from any equity offerings by Asahi Tec up to $100mm will be applied to the Term Loan B and the notes at par (50/50% split)

Pro Forma Corporate Structure Ripplewood Public S/H Asahi Tec Corporation Existing Metaldyne Shareholders Metaldyne Corporation (DE) 100% Japan US Unrestricted subsidiary Metaldyne New Holdco Metaldyne Company LLC (DE) 10% Notes due 2013 11% Notes due 2012 10% DCX Seller Notes Senior secured credit facilities (ABL R/C,TLB and ILCF) Unrestricted subsidiary Unrestricted subsidiary Operating company 100% 100% 41.2% 38.4% 20.4%

Summary Terms for Institutional Facilities

Borrower: Metaldyne Company LLC ("Borrower")

Amount: $505.0 million

Facilities:

Facilities	Amount	Tenor[1]
Term Loan B	$420.0mm	7 years
Delayed Draw Term Loan	$25.0mm	7 years
Institutional Letters of Credit Facility	$60.0mm	5 years

Guarantors: Holdings and each of the Borrower's material direct and indirect, existing and future, domestic subsidiaries

Security: A first priority perfected security interest on substantially all of its tangible and intangible asset other than the accounts receivable and inventory, all of the stock of domestic subsidiaries, 65% of the stock of foreign subsidiaries

A second priority perfected security interest in accounts receivable and inventory

Mandatory Prepayments: Customary for facilities of this type and including prepayments from excess cash flow, assets sales, incurrence of indebtedness, insurance proceeds and equity offerings

Financial Covenants: Maximum total leverage ratio, minimum interest coverage ratio and limitations on capital expenditures

Use of Proceeds: Finance the acquisition of Metaldyne Corporation by Asahi Tec and general corporate purposes

(1) If the Borrower's 11% Notes due 2012 are outstanding on February 28, 2012, the Facilities will mature on February 28, 2012 and if the Borrower's 10% due 2013 are outstanding on June 30, 2013, the Facilities will mature on June 30, 2013

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Institutional Facilities Asset Coverage (1) Estimated standalone costs were allocated to each foreign subsidiary Institutional Facilities Asset Coverage10/1/2006Foreign Subsidiaries' LTM EBITDA(1):North America (excl. Unites States)$ 17.1 Europe (France, Germany and Spain, Czech Republic, England, and Italy)66.7 Asia10.5 Rest of World1.8 Total Foreign Subsidiaries, LTM EBITDA(1)$ 96.1 Assumed EBITDA Multiple6.00xEstimated Value of Foreign Subsidiaries$ 576.6 Percent Stock Pledged to Institutional Facilities65%65% of Estimated Value of Foreign Subsidiaries$ 374.8 Net Domestic Property Plant & Equipment$ 413.2 Estimated Asset Value Pledged to Institutional Facilities (1st Priority Lien)$ 788.0 Institutional Facilities$ 505.0 Institutional Facilities Asset Coverage1.56x

Collateral Overview The ABL Revolving Credit Facility is: Secured by a first priority security interest in all current assets including accounts receivable and inventory, and a second priority security interest in all other assets Governed by a borrowing base comprised of eligible A/R and inventory A field examination was performed by FTI Consulting as of 10/31/2006 A/R dilution was 2.1% for LTM period ended October 31, 2006 Inventory turnover of approximately 25x per annum Hilco performed an inventory appraisal on a net orderly liquidation value (“NOLV”) basis as of 10/31/2006, and the NOLV as a percentage of the cost of eligible inventory was 81.4% Cash dominion springing based on availability Borrowing base certificates will be submitted at least monthly

Estimated Borrowing Base as of Oct. 31, 2006 (1) Lesser of (i) 65% of cost or (ii) 85% of net orderly liquidation value (2) Lesser of $150 million commitment and the borrowing base Total Accounts receivable per aging $135.3 Less: ineligible accounts receivable (20.7)Eligible accounts receivable$114.6 Advance rate 85.0% Available accounts receivable $97.4 Total gross inventory $60.4 Less: ineligible inventory(11.4)Eligible inventory $49.0 Advance rate(1) 65.0% Available inventory(2)$31.9 Total availability $129.3 Less: revolver debt ($15.8)Less: LCs under the revolver - Less: rent reserve (1.0)Excess availability $112.5 Borrowing base as of October 31, 2006 ($ millions)

Summary Terms of ABL Revolving Credit Facility

Borrower:	Metaldyne Company LLC ("Borrower")
Amount:	$150.0 million, including a letter of credit sub-limit to be determined
Accordion Feature:	$75.0 million

Facilities:

Facility	Commitment Amount	Undrawn[1]	Drawn	Tenor
Asset Based Revolver	$150.0 million	25-50 bps	L + 200 bps	5 years

Guarantors:	Holdings and each of the Borrower's direct and indirect, existing and future, domestic subsidiaries
Security:	A first priority perfected security interest in all of the accounts receivable, inventory and deposit accounts of holdings, the Borrower and its wholly owned loan parties, together with the proceeds thereof and certain related assets A second priority perfected security interest in the collateral securing the Institutional Facilities
Borrowing Base:	The borrowing base will equal (A) the sum of 85% of Borrower's eligible domestic accounts receivable, plus the lesser of (i) 65% of Borrower's eligible domestic inventory (valued at the lower of cost or market), and (ii) the product of 85% multiplied by the net orderly liquidation value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the Borrower's eligible domestic inventory (valued at the lower of cost or market) minus (B) customary and appropriate reserves, if any, established by the Administrative Agent
Financial Covenants:	Springing minimum fixed charge coverage ratio if excess availability falls below $40 million at any time
Affirmative / Neg. Covenants:	Usual and customary for facilities of this type
Events of Default:	Usual and customary for facilities of this type

(1) Based upon utilization

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Timetable

December 2006

S	M	T	W	T	F	S
					1	2
3	4	5	**6**	7	8	9
10	11	12	13	14	15	16
17	18	19	**20**	21	22	23
24	25	26	27	28	29	30
31						

January 2007

S	M	T	W	T	F	S
	1	2	**3**	4	**5**	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

Key date Holiday

December 6th	Lenders' meeting
December 20th	Documentation distributed and commitments due from Lenders
January 3rd	Comments due
January 5th	Closing and funding

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The Power of People and Ideas Public Q & A

The Power of People and Ideas Public-Side Appendix

NA Production Outlook for 2007 (1) Per CSM forecasts Source: Metaldyne “Ford/GM Production” defined as NAFTA Light Vehicle Forecast “Diversified/Acquisitions” includes Livonia Fittings, Rome, Bedford Heights and New Castle, Greensboro 2007 vs. 2006 NA Production NA Market Share Change Year over Year1 300036004200Q1Q2Q3Q4'07'0620052006Variance2007VarianceGM.26.2%25.1%-4.2%24.0%-4.4%Ford.19.7%18.9%-4.1%17.8%-5.8%DCX14.7%14.8%0.7%15.5%4.7%Asian32.3%35.0%8.4%36.6%4.6%Others7.1%6.2%-12.7%6.0%-3.2%

Light Vehicle Market Share Overview

N.A. light car market share[(1)]



Market share (%)
75%
60%
45%
30%
15%
0%
67.2%
27.8%
5.0%
47.6%
41.9%
10.5%
1990
1994
1998
2002
YTD-06
Big 3 Car
Japanese Car
European Car

U.S. Big 3 light car market share



Market share (%)
35%
28%
21%
14%
7%
0%
32.7%
21.6%
9.8%
21.0%
14.5%
6.5%
1996
1998
2000
2002
2004
YTD-06
Ford
DCX
GM

N.A. light truck (class 1 – 3) market share[(1)]



Market share (%)
100%
80%
60%
40%
20%
0%
83.5%
16.5%
67.7%
32.3%
1990
1994
1998
2002
YTD-06
Big 3 truck
Foreign OE truck

U.S. Big 3 light truck (class 1 – 3) market share



Market share (%)
35%
31%
27%
23%
19%
15%
31.4%
29.0%
23.4%
28.3%
20.5%
18.6%
1996
1998
2000
2002
2004
YTD-06
Ford
DCX
GM

Source: Ward's AutoInfoBank
(1) Year to date for August 2006

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Net Loss to EBITDA Bridge

($ in Millions)

	Three Months Ended		Nine Months Ended	
	Q3 2006	Q3 2005	Q3 2006	Q3 2005
Net loss	$ (46.3)	$ (15.2)	$ (98.2)	$ (18.7)
Income tax (benefit) expense	2.6	(8.5)	13.1	(8.4)
Loss from discontinued operations, net of tax	0.2	2.4	0.6	3.5
Loss on discontinued operations, net of tax	1.7	0.3	8.5	0.3
Interest expense	26.7	22.5	74.8	66.7
Depreciation and amortization in operating profit	30.7	27.9	96.5	80.5
Preferred stock dividends and accretion	7.3	5.8	22.9	16.8
Equity income from affiliates, net	2.3	(0.1)	0.7	(1.6)
Certain items within other, net	2.4	3.2	10.6	8.2
Adjusted EBITDA from continuing operations	$ 27.6	$ 38.2	$ 129.6	$ 147.3

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Net Loss to Bank EBITDA Bridge ($ in Millions) Q12006LTMQ22006LTMQ32006LTMNet Loss(293.8)(310.3)(341.4)Loss from Discontinued Operations8.17.65.5Loss on Discontinued Operations147.4147.4148.8Cumulative effect of change in Actg Principle3.33.33.3Income tax expense29.333.144.3Equity Loss from Affiliates10.710.913.3Interest Expense91.093.597.7Preferred Stock Dividends Accretion23.827.328.8Depreciation and amortization in operating profit122.9125.4128.2Other, net (amort of finance fees and AR sec fees)14.016.015.2LTM Reported EBITDA frcontinuing ops$156.8$154.2$143.6Fixed Asset Losses27.429.328.6Heartland Monitoring Fee4.04.04.0Other, net (foreign currency, and other expense/income)2.23.44.1Allowed Add backs: Lease Savings9.37.85.1Severance2.52.12.3Other non-recurring (equipment transfer costs, etc)2.11.10.8LTM Bank EBITDA$204.3$201.9$188.6Asahi Tec Transaction Fees --3.3PF LTM Bank EBITDA$204.3201.9$192.0